Exhibit 10.59

AMENDMENT NO. 3
TO THE
POSTSCRIPT SOFTWARE DEVELOPMENT LICENSE
AND SUBLICENSE AGREEMENT
BETWEEN
ADOBE SYSTEMS INCORPORATED
AND
PEERLESS SYSTEMS CORPORATION

Effective Date: October 25, 2002

This Amendment No. 3 (the “Amendment”) to the PostScript Software Development License and Sublicense Agreement dated July 23, 1999 (the “Agreement”) is between Adobe Systems Incorporated, a Delaware corporation having a place of business at 345 Park Avenue, San Jose, CA 95110 (“Adobe”) and Peerless Systems Corporation, a Delaware corporation, having a place of business at 2381 Rosecrans Avenue, El Segundo, California 90245 (“Peerless”).

WHEREAS, the purpose of this Amendment to the Agreement is to allow Peerless to sublicense to an OEM Customer only such rights as are required to enable such OEM Customer to reproduce and distribute Licensed Systems containing Adobe Information that have been developed by Peerless for OEM Customer under the terms of the Agreement.

NOW, THEREFORE, the parties agree as follows:

1.	Paragraph 1.10 (“Peerless OEM Agreement”) is amended to read in its entirety as follows:

“1.10 Peerless OEM Agreement.    “Peerless OEM Agreement” means a development and/or license Agreement entered into between Peerless and its OEM Customer regarding the development of Revised Object by Peerless for the benefit of the OEM Customer and whereby Peerless sublicenses to such OEM Customer the right to use and distribute, but not modify (except as expressly set forth herein) the Revised Object as part of a Licensed System. Each Peerless OEM Agreement must contain the minimum terms and conditions set forth in EXHIBIT B (“Minimum Terms of Peerless OEM Agreement”).

2.	Paragraph 2.2 (“Adobe Information Sublicenses”) is amended to read in its entirety as follows:

“2.2 Adobe Information Sublicenses.    Subject to Peerless’ compliance with the terms of this Agreement and the limitations set forth in Paragraph 2.2.8 (“Limitation on Sublicensing”), and provided that Peerless has executed a Peerless OEM Agreement containing terms substantially equivalent to each of the minimum terms listed in EXHIBIT B (“Minimum Terms of Peerless OEM Agreements”) with each OEM Customer receiving Adobe Information, Adobe hereby grants to Peerless a non-exclusive, non-transferable, royalty-bearing license to further sublicense the rights enumerated in Paragraph 2.2.1 (“Revised Object License”) through Paragraph 2.2.9 (“Demonstration Program License”) below to such OEM Customers. Such sublicense rights shall be limited to a subset of the Adobe Information and Adobe Support Information, as specified in an SDK Appendix or Licensed System Appendix, and Peerless’ sublicensing of such rights is contingent upon Peerless and its OEM Customer entering into the applicable SDK Appendix or Licensed System Appendix. Notwithstanding the above requirement, Peerless and an OEM Customer receiving only reproduction and distribution rights, as described in Paragraph 2.2.10 (“Sublicensing of Reproduction and Distribution Rights Only”) below, shall enter into a relevant Licensed System Appendix and not into a SDK Appendix. However, Peerless is not hereby precluded from entering into an internal use, site license allowing access to a subset of Adobe Information on an interim basis pending execution of a relevant Peerless OEM Agreement in accordance with the provisions in Paragraph 2.3 (“Use of Letter of Agreement”). Peerless shall not grant its OEM Customers any rights to make modifications to the Adobe information except as expressly provided for in Paragraph 2.2.1 (“Revised Object License”) through Paragraph 2.2.7 (“Trademark License”) and Paragraph 2.2.9 (“Demonstration Program License”) below, and if the OEM Customer has reproduction and distribution rights only in accordance with Paragraph 2.2.10 below, Peerless shall prohibit such OEM Customer from making any modifications to Adobe Information. Further, Peerless is prohibited from sublicensing, disclosing, transferring or providing access to Adobe Core Source to an OEM Customer under any conditions. An OEM Customer’s right to distribute the Adobe Information for any particular product under the sublicense rights described herein is contingent upon the certification of the applicable Licensed System in accordance with the requirements set forth in Paragraph 5.2 (“Testing and Certification of Revised Object and Proposed Designated Output Devices”) herein. A failure by Peerless to sublicense rights to Adobe Information in accordance with the provisions in this Paragraph 2.2 (“Adobe Information Sublicenses”) and Paragraph 6 (“Proprietary Rights and Legends”) shall constitute a material breach by Peerless and Peerless shall be liable to Adobe for any damages or losses arising out of such noncompliance.”

3.	A new Paragraph 2.2.10 (“Sublicensing of Reproduction and Distribution Rights Only”) shall bedded hereto to read in its entirety as follows:

“2.2.10 Sublicensing of Reproduction and Distribution Rights Only.    Subject to Peerless’ compliance with the terms of this Agreement, including but not limited to this Paragraph 2.2.10, Peerless may choose to sublicense only those rights enumerated in Paragraphs 2.2.1 – 2.2.8 that pertain to reproduction and distribution of Adobe Information, to an OEM Customer under a Peerless OEM Agreement containing terms substantially equivalent to the minimum terms listed in EXHIBIT B (“Minimum Terms of Peerless OEM Agreements”) (but excluding those requirements in Paragraphs 4.9 and 5.3 of EXHIBIT B which shall not apply. Furthermore, Paragraph 3.1 of EXHIBIT B shall not apply provided the OEM Customer does not have access to Adobe Information in source code form or access to development tools such as plug-ins and localization kits described in Paragraph 2.3 of EXHIBIT B. And, in addition, notwithstanding Paragraph 3.2 of the Agreement, neither Peerless nor its OEM Customers are required to supply Adobe with PPD files and, therefore, Paragraph 3.2 of EXHIBIT B shall not apply unless

Peerless or its OEM Customer voluntarily supplies PPD files to Adobe). Peerless shall do all of the development and product testing through certification of the OEM Customer’s Licensed System. Once the OEM Customer’s Licensed System has been certified in accordance with the requirements set forth in Paragraph 5.2 (“Testing and Certification of Revised Object and Proposed Designated Output Devices”), Peerless may supply the OEM Customer with Golden Master versions (as defined below) in object code form of the Adobe Information for reproduction and distribution as part of a Licensed System in accordance with the terms of this Agreement. The term “Golden Master” shall mean a master tape or a compact disc copy of the applicable Adobe Information; i.e., Revised Object, Font Programs, Host Software, supplied by Peerless from which multiple copies of the applicable Adobe Information may be made by the OEM Customer. Peerless shall require the OEM Customer to faithfully reproduce all copies from the applicable Golden Master and not to alter or replace any portion of, or alter the functionality of any portion of the Adobe Information developed by Peerless and supplied by Peerless to the OEM Customer. Peerless shall prohibit an OEM Customer from granting a third party, including but not limited to an OEM Remarketer Customer, access to Golden Masters for any purpose. Peerless may not sublicense or permit such OEM Customer with reproduction and distribution rights only to have access to any portion of the Adobe Information in source code form or to the Adobe Header Files, Adobe Development Tools or Adobe Certification Test Suite or to a Peerless SDK.”

4.	Paragraph 6 (“Proprietary Rights and Legends”) is amended to read in its entirety as follows:

“6.    PROPRIETARY RIGHTS AND LEGENDS.  Adobe and its suppliers are the sole and exclusive owners of all rights, title and interest, including all trademarks, copyrights, patents, trade names, trade secrets, and other intellectual property rights to the Adobe Information. Except for the rights expressly enumerated herein, neither Peerless nor its OEM Customers are granted any rights to patents, copyrights, trade secrets, trade names, trademarks (whether or not registered), or any other rights, franchises or licenses with respect to the Adobe Information, and Peerless agrees, and shall require its OEM Customers to agree, that it will not exceed the scope of the licenses granted herein. Peerless agrees, and shall require its OEM Customers to agree to protect the Adobe Support Information in accordance with EXHIBIT N-1 (“Secure Procedures for Handling Adobe Support Information”), or if the OEM Customer is granted reproduction and distribution rights only in accordance with Paragraph 2.2.10 (“Sublicensing of Reproduction and Distribution Rights Only”), Peerless shall require such OEM Customer to agree to protect the Adobe Information in accordance with EXHIBIT N-3 (“Minimum Terms for Protecting Adobe Information”). Peerless may permit a Third Party Developer to have access to and use of the Adobe Support Information (but excluding any access to Adobe Core Source) at a Secondary Development Site, subject to Peerless requiring the Third Party Developer to agree to protect the Adobe Support Information in accordance with EXHIBIT N-1 and to comply with the requirements set forth in Paragraph 2.11 (“Third Party Developers”) of the Agreement. In addition, Peerless agrees that it shall permit the handling, use and storage of Adobe Restricted Information, including Adobe Core Source, only by its Authorized Employees and only at a Primary Development Site(s) and it shall protect such Adobe Restricted Information in accordance with EXHIBIT

N-2 (“Additional Secure Procedures for Handling Adobe Support Information”). Peerless specifically acknowledges and agrees that other than as expressly set forth in Paragraph 2 (“Scope of Peerless License”), Peerless shall not modify or allow a Third Party Developer, OEM Customer or any other party to modify the Adobe Information. A failure by Peerless to protect Adobe Support Information in accordance with the provisions of this Paragraph 6 (“Proprietary Rights and Legends”), EXHIBIT N-1 (“Secure Procedures for Handling Adobe Support Information”), EXHIBIT N-2 (“Additional Secure Procedures for Handling Adobe Information”) and EXHIBIT N-3 (“Minimum Terms for Protecting Adobe Information”) shall constitute a material breach by Peerless and Peerless shall be liable to Adobe for any damages or losses arising out of such non-compliance.”

5.	Paragraph 12.9.2 (“Safeguarding of Proprietary Rights”) is amended to read in its entirety as follows:

“12.9.2 Safeguarding of Proprietary Rights.    Peerless, its Third Party Developers and its OEM Customers shall continue to be responsible for safeguarding the proprietary rights of Adobe and Adobe’s suppliers in accordance with this Agreement, including Paragraph 6 (“Proprietary Rights and Legends”) and EXHIBIT N-1 (“Secure Procedures for Handling Adobe Support Information”), EXHIBIT N-2 (“Additional Secure Procedures for Handling Adobe Restricted Information”) and EXHIBIT N-3 (“Minimum Terms for Protecting Adobe Information”), after such termination or expiration. Paragraph 6 (“Proprietary Rights and Legends”), Paragraph 8 (“Payments”), Paragraph 9 (“Performance Warranty”), Paragraph 10 (“Peerless Support”), Paragraph 11 (“Proprietary Rights Indemnity”), Paragraph 12 (“Term and Termination”), Paragraph 13 (“Limitation of Liability”), and Paragraph 14 (“General”) shall survive any expiration or termination of this Agreement.”

6.	Subparagraph 1.3.5(ii) of EXHIBIT B (“Minimum Terms of Peerless OEM Agreement”) is amended to read in its entirety as follows:

“1.3.5(ii) OEM Customer shall continue to be responsible for safeguarding the proprietary rights of Adobe and Adobe’s suppliers in accordance with this Agreement, including Paragraph 4 (“Protection of Proprietary Information”) and EXHIBIT N-1 (“Secure Procedures for Handling Adobe Support Information”) and, in the case of an OEM Customer covered by Paragraph 2.2.10 (“Sublicensing of Reproduction and Distribution Rights only”), EXHIBIT N-3 (“Minimum Terms for Protecting Adobe Information”) of the Adobe and Peerless Agreement, after such termination or expiration.”

7.	Subparagraph 2.2.2 of EXHIBIT B (“Minimum Terms of Peerless OEM Agreement”) is amended to read in its entirety as follows:

“2.2.2 Adobe-supplied Wingdings® Typeface Requirements.    OEM Customer shall reproduce, have reproduced and distribute a Font Program for the Wingdings® Typeface supplied by Adobe hereunder (the “Wingdings Font Program”) only in the Adobe Compact Font Format (“CFF”) or TrueType Format and either (i) embedded in

ROM or on a hard disk that is bundled with a Licensed System or (ii) as part of any other Adobe provided host-based component of a Licensed System. In the event that the Wingdings Font Program is provided to OEM Customer in CFF, OEM Customer shall treat the fact as Adobe Support Information pursuant to Paragraph 4.2 of EXHIBIT N-1 (“Secure Procedures for Handling Adobe Support Information”) or as Adobe Information pursuant to Paragraph 3 of EXHIBIT N-3 (“Minimum Terms for Protecting Adobe Information”), as applicable, and OEM Customer shall not disclose such fact to its distributors, resellers or End Users, provided however that OEM Customer may disclose or advertise that the Wingdings Font Program is in a compressed format, where applicable.”

8.	Paragraph 4.1 of EXHIBIT B (“Minimum Terms of Peerless OEM Agreement”) is amended to read in its entirety as follows:

“4.1 Adobe Information and Adobe Support Information.    Adobe and its suppliers are the sole and exclusive owners of all rights, title and interest, including all trademarks, copyrights, patents, trade names, trade secrets, and other intellectual property rights to the Adobe Information. Except for the rights expressly enumerated herein, OEM Customer is not granted any rights to patents, copyrights, trade secrets, trade names, trademarks (whether or not registered), or any other rights, franchises or licenses with respect to the Adobe Information, and OEM Customer agrees that it will not exceed the scope of the licenses granted herein. OEM Customer agrees to protect the Adobe Support Information in accordance with EXHIBIT N- I (“Secure Procedures for Handling Adobe Support Information”) of the Adobe and Peerless Agreement, or if the OEM Customer is granted reproduction and distribution rights only in accordance with Paragraph 2.2.10 (“Sublicensing of Reproduction and Distribution Rights Only”) of the Adobe and Peerless Agreement, the OEM Customer agrees to protect the Adobe Information in accordance with EXHIBIT N-3 (“Minimum Terms for Protecting Adobe Information”) of the Adobe and Peerless Agreement, attached hereto and incorporated herein by reference. In addition, OEM Customer specifically acknowledges and agrees that other than as expressly set forth herein, OEM Customer shall not modify the Adobe Information, and shall in no instance attempt to modify Adobe Information provided solely in object code form. OEM Customer agrees that it will not attempt to alter, disassemble, decrypt, reverse engineer or decompile the Adobe Information that is provided solely in object code form. A failure by OEM Customer to protect Adobe Information in accordance with the provisions of Paragraph 4 (“Protection of Proprietary Information”) shall constitute a material breach by OEM Customer and OEM Customer shall be liable to Adobe for any damages or losses arising out of such non-compliance.”

9.	The footnote at the end of EXHIBIT D (“Extended Roman Font Program Set”) is amended to read in its entirety as follows:

“*Peerless agrees that it, and will ensure that its OEM Customers, will reproduce, have reproduced and distribute a Font Program for the Wingdings® Typeface supplied by Adobe hereunder (the “Wingdings Font Program”) only in the Adobe Compact Font Format (“CFF”) or TrueType Format and either (i) embedded in ROM or on a hard disk that is bundled with a Licensed System or (ii) as part of any other Adobe provided host-

based component of a Licensed System. In the event that the Wingdings Font Program is provided to Peerless in CFF, Peerless shall treat the fact as Adobe Support Information pursuant to Paragraph 4.2 of EXHIBIT N- 1 (“Secure Procedures for Handling Adobe Support Information”) or as Adobe Information pursuant to Paragraph 3 of EXHIBIT N-3 (“Minimum Terms for Protecting Adobe Information”), as applicable, and Peerless shall ensure that its OEM Customers shall do the same. Peerless shall, and shall ensure that its OEM Customers shall, not disclose such fact to its distributors, resellers or End Users, provided however that Peerless and its OEM Customers may disclose or advertise that the Wingdings Font Program is in a compressed format, where applicable.”

10.	A new EXHIBIT N-3 (“Minimum Terms for Protecting Adobe Information”) is added to read as attached hereto.

11.	All other terms and conditions of the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, each of Adobe and Peerless has executed this Amendment No. 3 to the PostScript Software Development License and Sublicense Agreement by its duly authorized officer.

Adobe:		Peerless:
ADOBE SYSTEMS INCORPORATED		PEERLESS SYSTEMS CORPORATION

By:	/s/ Jim Stephens	By:	/s/ Howard J. Nellor
	Print Name: Jim Stephens Title: SVP Worldwide Sales and Field Operations Date: November 4, 2002		Print Name: Howard J. Nellor Title: President and Chief Executive Officer Date: October 25, 2002

EXHIBIT N-3

MINIMUM TERMS FOR PROTECTING ADOBE INFORMATION

1.    AUTHORIZED PERSONNEL.    OEM agrees that it will disclose the Adobe Information only to authorized employees and authorized contractors who (i) require access thereto for a purpose authorized by this Agreement, (ii) have signed an employee or contractor agreement in which such employee or contractor agrees to protect third party confidential information and (iii) agree in writing to take all reasonable precautions to prevent disclosure of Adobe Information to a party not authorized by OEM Customer to receive such Adobe Information. OEM Customer agrees that any breach by any authorized employees and authorized contractors of their obligations under such confidentiality agreements shall also constitute a breach by OEM Customer hereunder.

2.    ADOBE INFORMATION.

2.1    OEM Customer shall ensure that all Adobe Information received from Peerless and copies made thereof, will be properly marked or otherwise appropriately identified as Adobe Information before being made available to authorized employees and authorized contractors

2.2    OEM Customer shall ensure that the same degree of care is used to prevent the unauthorized use, dissemination, or publication of the Adobe Information as OEM Customer uses to protect its own confidential information of a like nature, but in no event shall the safeguards for protecting such Adobe Information be less than a reasonably prudent business would exercise under similar circumstances. OEM Customer shall take prompt and appropriate action to prevent unauthorized use or disclosure of Adobe Information.

2.3    OEM Customer shall instruct authorized employees and authorized contractors not to copy Adobe Information on their own, and not to disclose Adobe information to anyone not authorized to receive it.

2.4    Golden Master versions of the Adobe Information shall be handled, used, and stored solely at OEM Customer-controlled facilities. OEM Customer may use the Golden Master versions solely for the purpose of faithfully reproducing copies of the Revised Object, Font Programs and Host Software, as applicable, for distribution as part of a Licensed System under the Peerless OEM Agreement. OEM Customer shall ensure that the Golden Masters supplied by OEM Customer shall not be supplied to any third party.

2.5    OEM Customer agrees that it has no development rights in and to the Adobe Information and it shall not alter or replace any potion of or alter the functionality of any portion of the Adobe Information supplied by Peerless hereunder.

3.    TRADE SECRETS.    OEM Customer agrees that those techniques, algorithms, and processes contained in the Adobe Information which have been developed, acquired, or licensed by Adobe, or any modification or extraction thereof, constitute trade secrets of Adobe and/or its suppliers, and will be used by OEM Customer only in accordance with the terms of this Agreement. In addition to the specific measures required herein, OEM Customer agrees to take all measures reasonably required to protect the proprietary rights of Adobe and its suppliers in the Adobe Information. The Adobe Information is being supplied to OEM Customer solely in object code form and OEM Customer agrees that it will not attempt to alter, disassemble, decrypt, reverse engineer or decompile any portion of the Adobe Information. A failure by OEM Customer to protect the proprietary rights of Adobe and its suppliers in the Adobe Information, as required by the Peerless OEM Agreement, will be considered a material breach of the Peerless OEM Agreement and OEM Customer shall be liable to Adobe for any damages or losses arising out of such non-compliance.

4.    NO COMMINGLING OF TECHNOLOGY.    The terms of this Paragraph do not preclude OEM Customer from developing a Clone Product; however, if OEM Customer engages in such Clone Product development during the term of this Agreement, it shall ensure that there is no use of the Adobe Information in the design and development of Clone Products.